Exhibit 99.2
BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2019							2020							% Change		FX Impact(c)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(a)	Year(a)	1st Qtr(b)	2nd Qtr(b)	6 Months(b)	3rd Qtr(b)	9 Months(b)	4th Qtr(b)	Year(b)	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
United States	$3,449	$3,667	$7,116	$3,472	$10,588	$4,754	$15,342	$6,766	$6,487	$13,253	$6,542	$19,795	$6,782	$26,577	43%	73%	—	—
Europe	1,480	1,491	2,971	1,445	4,416	1,850	6,266	2,567	2,136	4,703	2,453	7,156	2,697	9,853	46%	57%	7%	1%
Rest of the World	874	988	1,862	976	2,838	1,175	4,013	1,335	1,334	2,669	1,361	4,030	1,427	5,457	21%	36%	1%	(2)%
Other	117	127	244	114	358	166	524	113	172	285	184	469	162	631	(2)%	20%	—	—
Total	$5,920	$6,273	$12,193	$6,007	$18,200	$7,945	$26,145	$10,781	$10,129	$20,910	$10,540	$31,450	$11,068	$42,518	39%	63%	1%	—

% of Revenues	2019							2020
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(a)	Year(a)	1st Qtr(b)	2nd Qtr(b)	6 Months(b)	3rd Qtr(b)	9 Months(b)	4th Qtr(b)	Year(b)
United States	58.2%	58.4%	58.3%	57.8%	58.2%	59.8%	58.7%	62.8%	64.0%	63.4%	62.1%	62.9%	61.3%	62.5%
Europe	25.0%	23.8%	24.4%	24.1%	24.3%	23.3%	24.0%	23.8%	21.1%	22.5%	23.3%	22.8%	24.4%	23.2%
Rest of the World	14.8%	15.8%	15.3%	16.2%	15.6%	14.8%	15.3%	12.4%	13.2%	12.8%	12.9%	12.8%	12.9%	12.8%
Other	2.0%	2.0%	2.0%	1.9%	1.9%	2.1%	2.0%	1.0%	1.7%	1.3%	1.7%	1.5%	1.4%	1.5%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
(a)    Includes Celgene product revenues from November 20, 2019 through December 31, 2019.
(b)    Includes Celgene product revenues for the entire period.
(c)    Foreign exchange impacts were derived by applying the prior period average currency rates to the current period revenues.

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(c)	Year(c)	1st Qtr(d)	2nd Qtr(d)	6 Months(d)	3rd Qtr(d)	9 Months(d)	4th Qtr(d)	Year(d)	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$5,713	$6,031	$11,744	$5,768	$17,512	$7,662	$25,174	$10,541	$9,817	$20,358	$10,197	$30,555	$10,766	$41,321	41%	64%
Alliance and other revenues	207	242	449	239	688	283	971	240	312	552	343	895	302	1,197	7%	23%
Total Revenues	5,920	6,273	12,193	6,007	18,200	7,945	26,145	10,781	10,129	20,910	10,540	31,450	11,068	42,518	39%	63%

Cost of products sold(a)	1,824	1,972	3,796	1,790	5,586	2,492	8,078	3,662	2,699	6,361	2,502	8,863	2,910	11,773	17%	46%
Marketing, selling and administrative	1,006	1,076	2,082	1,055	3,137	1,734	4,871	1,606	1,628	3,234	1,706	4,940	2,721	7,661	57%	57%
Research and development	1,348	1,325	2,673	1,378	4,051	2,097	6,148	2,372	2,522	4,894	2,499	7,393	3,750	11,143	79%	81%
IPRD charge - MyoKardia acquisition	—	—	—	—	—	—	—	—	—	—	—	—	11,438	11,438	N/A	N/A
Amortization of acquired intangible assets	24	24	48	25	73	1,062	1,135	2,282	2,389	4,671	2,491	7,162	2,526	9,688	**	**
Other (income)/expense, net	(261)	100	(161)	410	249	689	938	1,163	(736)	427	(915)	(488)	(1,826)	(2,314)	**	**
Total Expenses	3,941	4,497	8,438	4,658	13,096	8,074	21,170	11,085	8,502	19,587	8,283	27,870	21,519	49,389	**	**

(Loss)/Earnings Before Income Taxes	1,979	1,776	3,755	1,349	5,104	(129)	4,975	(304)	1,627	1,323	2,257	3,580	(10,451)	(6,871)	**	**
Provision/(Benefit) for Income Taxes	264	337	601	(17)	584	931	1,515	462	1,707	2,169	379	2,548	(424)	2,124	**	40%
Net (Loss)/Earnings	1,715	1,439	3,154	1,366	4,520	(1,060)	3,460	(766)	(80)	(846)	1,878	1,032	(10,027)	(8,995)	**	**
Noncontrolling Interest	5	7	12	13	25	(4)	21	9	5	14	6	20	—	20	(100)%	(5)%
Net (Loss)/Earnings Attributable to BMS	$1,710	$1,432	$3,142	$1,353	$4,495	$(1,056)	$3,439	$(775)	$(85)	$(860)	$1,872	$1,012	$(10,027)	$(9,015)	**	**

Diluted (Loss)/Earnings per Common Share*	$1.04	$0.87	$1.92	$0.83	$2.75	$(0.55)	$2.01	$(0.34)	$(0.04)	$(0.38)	$0.82	$0.44	$(4.45)	$(3.99)	**	**
Weighted-Average Common Shares Outstanding - Diluted	1,637	1,637	1,637	1,634	1,636	1,918	1,712	2,258	2,263	2,261	2,290	2,295	2,252	2,258	—	—
Dividends declared per common share	$0.41	$0.41	$0.82	$0.41	$1.23	$0.45	$1.68	$0.45	$0.45	$0.90	$0.45	$1.35	$0.49	$1.84	9%	10%

	2019							2020
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(c)	Year(c)	1st Qtr(d)	2nd Qtr(d)	6 Months(d)	3rd Qtr(d)	9 Months(d)	4th Qtr(d)	Year(d)
Gross Margin	69.2%	68.6%	68.9%	70.2%	69.3%	68.6%	69.1%	66.0%	73.4%	69.6%	76.3%	71.8%	73.7%	72.3%

Other Ratios
Effective tax rate	13.3%	19.0%	16.0%	(1.3)%	11.4%	(721.7)%	30.5%	(152.0)%	104.9%	163.9%	16.8%	71.2%	4.1%	(30.9)%

Other (income)/expense, net	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(c)	Year(c)	1st Qtr(d)	2nd Qtr(d)	6 Months(d)	3rd Qtr(d)	9 Months(d)	4th Qtr(d)	Year(d)	Qtr vs. Qtr	YTD vs. YTD
Interest expense(b)	$45	$123	$168	$209	$377	$279	$656	$362	$357	$719	$346	$1,065	$355	$1,420	27%	**
Contingent consideration	—	—	—	—	—	523	523	556	(165)	391	(988)	(597)	(1,160)	(1,757)	**	**
Royalties and licensing income	(308)	(303)	(611)	(356)	(967)	(393)	(1,360)	(410)	(311)	(721)	(403)	(1,124)	(403)	(1,527)	3%	12%
Equity investment (gains)/losses	(175)	(71)	(246)	261	15	(290)	(275)	338	(818)	(480)	(244)	(724)	(504)	(1,228)	74%	**
Integration expenses	22	106	128	96	224	191	415	174	166	340	195	535	182	717	(5)%	73%
Provision for restructuring	12	10	22	10	32	269	301	160	115	275	176	451	79	530	(71)%	76%
Litigation and other settlements	1	—	1	(1)	—	77	77	32	(1)	31	10	41	(235)	(194)	**	**
Transition and other service fees	(2)	(2)	(4)	(7)	(11)	(26)	(37)	(61)	(50)	(111)	(18)	(129)	(20)	(149)	(23)%	**
Investment income	(56)	(119)	(175)	(173)	(348)	(116)	(464)	(61)	(25)	(86)	(13)	(99)	(22)	(121)	(81)%	(74)%
Reversion excise tax	—	—	—	—	—	—	—	76	—	76	—	76	—	76	**	**
Divestiture (gains)/losses	—	8	8	(1,179)	(1,171)	3	(1,168)	(16)	9	(7)	1	(6)	(49)	(55)	**	(95)%
Intangible asset impairment	—	15	15	—	15	—	15	—	21	21	—	21	—	21	**	40%
Pension and postretirement	44	26	70	1,537	1,607	(8)	1,599	(4)	(2)	(6)	—	(6)	(7)	(13)	(13)%	**
Acquisition expenses	165	303	468	7	475	182	657	—	—	—	—	—	—	—	(100)%	(100)%
Other	(9)	4	(5)	6	1	(2)	(1)	17	(32)	(15)	23	8	(42)	(34)	**	**
Other (income)/expense, net	$(261)	$100	$(161)	$410	$249	$689	$938	$1,163	$(736)	$427	$(915)	$(488)	$(1,826)	$(2,314)	**	**
*    Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.
**    In excess of +/- 100%.
(a)    Excludes amortization of acquired intangible assets.
(b)    Includes amortization of purchase price adjustments to Celgene debt.
(c)    Includes Celgene results of operations from November 20, 2019 through December 31, 2019.
(d)    Includes Celgene results of operations for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED DECEMBER 31, 2020
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2020(b)	2019(c)	$ Change	% Change	Favorable/(Unfavorable) FX Impact $*	2020 Excluding FX	Favorable/(Unfavorable) FX Impact %*	% Change Excluding FX
Revenues	$11,068	$7,945	$3,123	39%	$131	$10,937	1%	38%
Gross profit	8,158	5,453	2,705	50%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	8,833	6,138	2,695	44%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	79.8%	77.3%

Marketing, selling and administrative	2,721	1,734	987	57%	(23)	2,698	(1)%	56%
Marketing, selling and administrative excluding specified items(a)	2,480	1,699	781	46%	(23)	2,457	(1)%	45%

Marketing, selling and administrative excluding specified items as a % of revenues	22.4%	21.4%

Research and development	3,750	2,097	1,653	79%	(9)	3,741	(1)%	78%
Research and development excluding specified items(a)	2,537	1,955	582	30%	(9)	2,528	(1)%	29%

Research and development excluding specified items as a % of revenues	22.9%	24.6%

YEAR-TO-DATE	2020(b)	2019(c)	$ Change	% Change	Favorable/(Unfavorable) FX Impact $*	2020 Excluding FX	Favorable/(Unfavorable) FX Impact %*	% Change Excluding FX
Revenues	$42,518	$26,145	$16,373	63%	$(10)	$42,528	—	63%
Gross profit	30,745	18,067	12,678	70%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	34,045	18,925	15,120	80%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	80.1%	72.4%

Marketing, selling and administrative	7,661	4,871	2,790	57%	2	7,663	—	57%
Marketing, selling and administrative excluding specified items(a)	7,382	4,835	2,547	53%	2	7,384	—	53%

Marketing, selling and administrative excluding specified items as a % of revenues	17.4%	18.5%

Research and development	11,143	6,148	4,995	81%	—	11,143	—	81%
Research and development excluding specified items(a)	9,237	5,891	3,346	57%	—	9,237	—	57%

Research and development excluding specified items as a % of revenues	21.7%	22.5%
*    Foreign exchange impacts were derived by applying the prior period average currency rates to the current period revenues and expenses.
(a)    Refer to the Specified Items schedule for further details.
(b)    Includes Celgene results of operations for the entire period.
(c)    Includes Celgene results of operations from November 20, 2019 through December 31, 2019.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							$ Change		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(c)	2nd Qtr(c)	6 Months(c)	3rd Qtr(c)	9 Months(c)	4th Qtr(c)	Year(c)	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$—	$—	$—	$—	$—	$1,299	$1,299	$2,915	$2,884	$5,799	$3,027	$8,826	$3,280	$12,106	$1,981	$10,807	**	**
Eliquis	1,925	2,042	3,967	1,928	5,895	2,034	7,929	2,641	2,163	4,804	2,095	6,899	2,269	9,168	235	1,239	12%	16%
Opdivo	1,801	1,823	3,624	1,817	5,441	1,763	7,204	1,766	1,653	3,419	1,780	5,199	1,793	6,992	30	(212)	2%	(3)%
Orencia	640	778	1,418	767	2,185	792	2,977	714	750	1,464	826	2,290	867	3,157	75	180	9%	6%
Pomalyst/Imnovid	—	—	—	—	—	322	322	713	745	1,458	777	2,235	835	3,070	513	2,748	**	**
Sprycel	459	544	1,003	558	1,561	549	2,110	521	511	1,032	544	1,576	564	2,140	15	30	3%	1%
Yervoy	384	367	751	353	1,104	385	1,489	396	369	765	446	1,211	471	1,682	86	193	22%	13%
Abraxane	—	—	—	—	—	166	166	300	308	608	342	950	297	1,247	131	1,081	79%	**
Empliciti	83	91	174	89	263	94	357	97	97	194	96	290	91	381	(3)	24	(3)%	7%
Reblozyl	—	—	—	—	—	—	—	8	55	63	96	159	115	274	115	274	N/A	N/A
Inrebic	—	—	—	—	—	5	5	12	15	27	13	40	15	55	10	50	**	**
Onureg	—	—	—	—	—	—	—	—	—	—	3	3	14	17	14	17	N/A	N/A
Zeposia	—	—	—	—	—	—	—	—	1	1	2	3	9	12	9	12	N/A	N/A

Established Brands
Vidaza	—	—	—	—	—	58	58	158	126	284	106	390	65	455	7	397	12%	**
Baraclude	141	147	288	145	433	122	555	122	121	243	100	343	104	447	(18)	(108)	(15)%	(19)%
Other Brands(a)	487	481	968	350	1,318	356	1,674	418	331	749	287	1,036	279	1,315	(77)	(359)	(22)%	(21)%

Total	$5,920	$6,273	$12,193	$6,007	$18,200	$7,945	$26,145	$10,781	$10,129	$20,910	$10,540	$31,450	$11,068	$42,518	$3,123	$16,373	39%	63%
**    In excess of +/- 100%.
(a)    Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, over-the-counter (OTC) brands and royalty revenue. Other Brands includes $308 million and $37 million relating to Celgene products for the years ended December 31, 2020 and 2019, respectively.
(b)    Includes Celgene product revenues from November 20, 2019 through December 31, 2019.
(c)    Includes Celgene product revenues for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE PRO FORMA REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							$ Change		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(e)	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid(a)	$2,562	$2,718	$5,280	$2,758	$8,038	$2,785	$10,823	$2,915	$2,884	$5,799	$3,027	$8,826	$3,280	$12,106	$495	$1,283	18%	12%
Eliquis	1,925	2,042	3,967	1,928	5,895	2,034	7,929	2,641	2,163	4,804	2,095	6,899	2,269	9,168	235	1,239	12%	16%
Opdivo	1,801	1,823	3,624	1,817	5,441	1,763	7,204	1,766	1,653	3,419	1,780	5,199	1,793	6,992	30	(212)	2%	(3)%
Orencia	640	778	1,418	767	2,185	792	2,977	714	750	1,464	826	2,290	867	3,157	75	180	9%	6%
Pomalyst/Imnovid(a)	554	617	1,171	662	1,833	692	2,525	713	745	1,458	777	2,235	835	3,070	143	545	21%	22%
Sprycel	459	544	1,003	558	1,561	549	2,110	521	511	1,032	544	1,576	564	2,140	15	30	3%	1%
Yervoy	384	367	751	353	1,104	385	1,489	396	369	765	446	1,211	471	1,682	86	193	22%	13%
Abraxane(a)	285	314	599	317	916	336	1,252	300	308	608	342	950	297	1,247	(39)	(5)	(12)%	—
Empliciti	83	91	174	89	263	94	357	97	97	194	96	290	91	381	(3)	24	(3)%	7%
Reblozyl(b)	—	—	—	—	—	—	—	8	55	63	96	159	115	274	115	274	N/A	N/A
Inrebic(b)	—	—	—	2	2	9	11	12	15	27	13	40	15	55	6	44	67%	**
Onureg(b)	—	—	—	—	—	—	—	—	—	—	3	3	14	17	14	17	N/A	N/A
Zeposia(b)	—	—	—	—	—	—	—	—	1	1	2	3	9	12	9	12	N/A	N/A

Established Brands
Vidaza(a)	148	162	310	146	456	149	605	158	126	284	106	390	65	455	(84)	(150)	(56)%	(25)%
Baraclude	141	147	288	145	433	122	555	122	121	243	100	343	104	447	(18)	(108)	(15)%	(19)%
Other Brands(c)	552	557	1,109	420	1,529	393	1,922	418	331	749	287	1,036	279	1,315	(114)	(607)	(29)%	(32)%

Total(d)	$9,534	$10,160	$19,694	$9,962	$29,656	$10,103	$39,759	$10,781	$10,129	$20,910	$10,540	$31,450	$11,068	$42,518	$965	$2,759	10%	7%
**    In excess of +/- 100%.
(a)    Products were acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition. All product revenues prior to November 20, 2019 have been recast to exclude foreign currency hedge gains and losses.
(b)    Products were acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition.
(c)    Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, over-the-counter (OTC) brands and royalty revenue. Reflects Celgene product revenues for the period prior to November 20, 2019, which was the date of the acquisition, for such Celgene products.
(d)    All historically reported Celgene revenues have been recast to exclude Otezla® product revenues.
(e)    Celgene product revenues for the period October 1, 2019 through November 19, 2019 are included below:

Revlimid	$1,486
Pomalyst/Imnovid	370
Abraxane	170
Inrebic	4
Vidaza	91
Other Brands	37
Total	$2,158

BRISTOL-MYERS SQUIBB COMPANY
U.S. REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(c)	Year(c)	1st Qtr(d)	2nd Qtr(d)	6 Months(d)	3rd Qtr(d)	9 Months(d)	4th Qtr(d)	Year(d)	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$—	$—	$—	$—	$—	$899	$899	$1,966	$2,048	$4,014	$2,080	$6,094	$2,197	$8,291	**	**
Eliquis	1,206	1,269	2,475	1,124	3,599	1,156	4,755	1,777	1,363	3,140	1,118	4,258	1,227	5,485	6%	15%
Opdivo	1,124	1,112	2,236	1,088	3,324	1,020	4,344	1,008	956	1,964	1,018	2,982	963	3,945	(6)%	(9)%
Orencia	449	566	1,015	554	1,569	577	2,146	500	554	1,054	588	1,642	626	2,268	8%	6%
Pomalyst/Imnovid	—	—	—	—	—	226	226	489	522	1,011	548	1,559	577	2,136	**	**
Sprycel	240	307	547	325	872	319	1,191	300	308	608	336	944	351	1,295	10%	9%
Yervoy	275	253	528	222	750	254	1,004	257	254	511	309	820	304	1,124	20%	12%
Abraxane	—	—	—	—	—	122	122	205	218	423	236	659	214	873	75%	**
Empliciti	58	63	121	62	183	63	246	59	59	118	59	177	53	230	(16)%	(7)%
Reblozyl	—	—	—	—	—	—	—	8	55	63	92	155	104	259	N/A	N/A
Inrebic	—	—	—	—	—	5	5	12	15	27	13	40	15	55	**	**
Onureg	—	—	—	—	—	—	—	—	—	—	3	3	14	17	N/A	N/A
Zeposia	—	—	—	—	—	—	—	—	1	1	2	3	7	10	N/A	N/A

Established Brands
Vidaza	—	—	—	—	—	1	1	2	—	2	—	2	—	2	(100)%	100%
Baraclude	7	7	14	2	16	4	20	3	3	6	3	9	3	12	(25)%	(40)%
Other Brands(a)	90	90	180	95	275	108	383	180	131	311	137	448	127	575	18%	50%

Total(b)	$3,449	$3,667	$7,116	$3,472	$10,588	$4,754	$15,342	$6,766	$6,487	$13,253	$6,542	$19,795	$6,782	$26,577	43%	73%
**    In excess of +/- 100%.
(a)    Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Other Brands includes $295 million and $27 million relating to Celgene products in the years ended December 31, 2020 and 2019, respectively.
(b)    Includes Puerto Rico.
(c)    Includes Celgene product revenues from November 20, 2019 through December 31, 2019.
(d)    Includes Celgene product revenues for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
U.S. PRO FORMA REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(d)	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid(a)	$1,686	$1,810	$3,496	$1,902	$5,398	$1,914	$7,312	$1,966	$2,048	$4,014	$2,080	$6,094	$2,197	$8,291	15%	13%
Eliquis	1,206	1,269	2,475	1,124	3,599	1,156	4,755	1,777	1,363	3,140	1,118	4,258	1,227	5,485	6%	15%
Opdivo	1,124	1,112	2,236	1,088	3,324	1,020	4,344	1,008	956	1,964	1,018	2,982	963	3,945	(6)%	(9)%
Orencia	449	566	1,015	554	1,569	577	2,146	500	554	1,054	588	1,642	626	2,268	8%	6%
Pomalyst/Imnovid(a)	390	447	837	469	1,306	489	1,795	489	522	1,011	548	1,559	577	2,136	18%	19%
Sprycel	240	307	547	325	872	319	1,191	300	308	608	336	944	351	1,295	10%	9%
Yervoy	275	253	528	222	750	254	1,004	257	254	511	309	820	304	1,124	20%	12%
Abraxane(a)	196	207	403	206	609	237	846	205	218	423	236	659	214	873	(10)%	3%
Empliciti	58	63	121	62	183	63	246	59	59	118	59	177	53	230	(16)%	(7)%
Reblozyl(a)	—	—	—	—	—	—	—	8	55	63	92	155	104	259	N/A	N/A
Inrebic(a)	—	—	—	2	2	9	11	12	15	27	13	40	15	55	67%	**
Onureg(a)	—	—	—	—	—	—	—	—	—	—	3	3	14	17	N/A	N/A
Zeposia(a)	—	—	—	—	—	—	—	—	1	1	2	3	7	10	N/A	N/A

Established Brands
Vidaza(a)	3	3	6	2	8	2	10	2	—	2	—	2	—	2	(100)%	(80)%
Baraclude	7	7	14	2	16	4	20	3	3	6	3	9	3	12	(25)%	(40)%
Other Brands(b)	135	145	280	147	427	136	563	180	131	311	137	448	127	575	(7)%	2%

Total(c)	$5,769	$6,189	$11,958	$6,105	$18,063	$6,180	$24,243	$6,766	$6,487	$13,253	$6,542	$19,795	$6,782	$26,577	10%	10%
**    In excess of +/- 100%.
(a)    Products were acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition.
(b)    Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Reflects Celgene product revenues for the period prior to November 20, 2019, which was the date of the acquisition, for such Celgene products.
(c)    Includes Puerto Rico. All historically reported Celgene revenues have been recast to exclude Otezla® product revenues.
(d)    Celgene product revenues for the period October 1, 2019 through November 19, 2019 are included below:

Revlimid	$1,015
Pomalyst/Imnovid	263
Abraxane	115
Inrebic	4
Vidaza	1
Other Brands	28
Total	$1,426

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							% Change(d)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(c)	2nd Qtr(c)	6 Months(c)	3rd Qtr(c)	9 Months(c)	4th Qtr(c)	Year(c)	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$—	$—	$—	$—	$—	$400	$400	$949	$836	$1,785	$947	$2,732	$1,083	$3,815	**	**
Eliquis	719	773	1,492	804	2,296	878	3,174	864	800	1,664	977	2,641	1,042	3,683	19%	16%
Opdivo	677	711	1,388	729	2,117	743	2,860	758	697	1,455	762	2,217	830	3,047	12%	7%
Orencia	191	212	403	213	616	215	831	214	196	410	238	648	241	889	12%	7%
Pomalyst/Imnovid	—	—	—	—	—	96	96	224	223	447	229	676	258	934	**	**
Sprycel	219	237	456	233	689	230	919	221	203	424	208	632	213	845	(7)%	(8)%
Yervoy	109	114	223	131	354	131	485	139	115	254	137	391	167	558	27%	15%
Abraxane	—	—	—	—	—	44	44	95	90	185	106	291	83	374	89%	**
Empliciti	25	28	53	27	80	31	111	38	38	76	37	113	38	151	23%	36%
Reblozyl	—	—	—	—	—	—	—	—	—	—	4	4	11	15	N/A	N/A
Zeposia	—	—	—	—	—	—	—	—	—	—	—	—	2	2	N/A	N/A

Established Brands
Vidaza	—	—	—	—	—	57	57	156	126	282	106	388	65	453	14%	**
Baraclude	134	140	274	143	417	118	535	119	118	237	97	334	101	435	(14)%	(19)%
Other Brands(a)	397	391	788	255	1,043	248	1,291	238	200	438	150	588	152	740	(39)%	(43)%

Total	$2,471	$2,606	$5,077	$2,535	$7,612	$3,191	$10,803	$4,015	$3,642	$7,657	$3,998	$11,655	$4,286	$15,941	34%	48%
**    In excess of +/- 100%.
(a)    Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Other Brands includes $13 million and $10 million relating to Celgene products in the years ended December 31, 2020 and 2019, respectively.
(b)    Includes Celgene product revenues from November 20, 2019 through December 31, 2019.
(c)    Includes Celgene product revenues for the entire period.
(d)    The foreign exchange impact on international revenues was favorable 4% for the fourth quarter and unfavorable less than 1% year-to-date. The foreign exchange impact on Prioritized Brands is included below.

	Quarter-to-Date			Year-to-Date
	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX
Revlimid	**	6%	**	**	6%	**
Eliquis	19%	6%	13%	16%	2%	14%
Opdivo	12%	2%	10%	7%	(2)%	9%
Orencia	12%	3%	9%	7%	(1)%	8%
Pomalyst/Imnovid	**	7%	**	**	7%	**
Sprycel	(7)%	2%	(9)%	(8)%	(1)%	(7)%
Yervoy	27%	3%	24%	15%	(1)%	16%
Abraxane	89%	3%	86%	**	3%	**
Empliciti	23%	6%	17%	36%	2%	34%

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL PRO FORMA REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(d)	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid(a)	$876	$908	$1,784	$856	$2,640	$871	$3,511	$949	$836	$1,785	$947	$2,732	$1,083	$3,815	24%	9%
Eliquis	719	773	1,492	804	2,296	878	3,174	864	800	1,664	977	2,641	1,042	3,683	19%	16%
Opdivo	677	711	1,388	729	2,117	743	2,860	758	697	1,455	762	2,217	830	3,047	12%	7%
Orencia	191	212	403	213	616	215	831	214	196	410	238	648	241	889	12%	7%
Pomalyst/Imnovid(a)	164	170	334	193	527	203	730	224	223	447	229	676	258	934	27%	28%
Sprycel	219	237	456	233	689	230	919	221	203	424	208	632	213	845	(7)%	(8)%
Yervoy	109	114	223	131	354	131	485	139	115	254	137	391	167	558	27%	15%
Abraxane(a)	89	107	196	111	307	99	406	95	90	185	106	291	83	374	(16)%	(8)%
Empliciti	25	28	53	27	80	31	111	38	38	76	37	113	38	151	23%	36%
Reblozyl(a)	—	—	—	—	—	—	—	—	—	—	4	4	11	15	N/A	N/A
Zeposia(a)	—	—	—	—	—	—	—	—	—	—	—	—	2	2	N/A	N/A

Established Brands
Vidaza(a)	145	159	304	144	448	147	595	156	126	282	106	388	65	453	(56)%	(24)%
Baraclude	134	140	274	143	417	118	535	119	118	237	97	334	101	435	(14)%	(19)%
Other Brands(b)	417	412	829	273	1,102	257	1,359	238	200	438	150	588	152	740	(41)%	(46)%

Total(c)	$3,765	$3,971	$7,736	$3,857	$11,593	$3,923	$15,516	$4,015	$3,642	$7,657	$3,998	$11,655	$4,286	$15,941	9%	3%
(a)    Products were acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition. All product revenues prior to November 20, 2019 have been recast to exclude foreign currency hedge gains and losses.
(b)    Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Reflects Celgene product revenues for the period prior to November 20, 2019, which was the date of the acquisition, for such Celgene products.
(c)    All historically reported Celgene revenues have been recast to exclude Otezla® product revenues.
(d)    Celgene product revenues for the period October 1, 2019 through November 19, 2019 are included below:

Revlimid	$471
Pomalyst/Imnovid	107
Abraxane	55
Vidaza	90
Other Brands	9
Total	$732

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2019							2020
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(c)	2nd Qtr(c)	6 Months(c)	3rd Qtr(c)	9 Months(c)	4th Qtr(c)	Year(c)
Inventory purchase price accounting adjustments	$—	$—	$—	$—	$—	$660	$660	$1,420	$714	$2,134	$456	$2,590	$98	$2,688
Intangible asset impairment	—	—	—	—	—	—	—	—	—	—	—	—	575	575
Employee compensation charges	—	—	—	—	—	1	1	2	1	3	—	3	1	4
Site exit and other costs	12	139	151	22	173	24	197	16	13	29	3	32	1	33
Cost of products sold	12	139	151	22	173	685	858	1,438	728	2,166	459	2,625	675	3,300

Employee compensation charges	—	—	—	—	—	27	27	15	12	27	7	34	241	275
Site exit and other costs	1	—	1	—	1	8	9	6	(1)	5	(1)	4	—	4
Marketing, selling and administrative	1	—	1	—	1	35	36	21	11	32	6	38	241	279

License and asset acquisition charges	—	25	25	—	25	—	25	25	300	325	203	528	475	1,003
IPRD impairments	32	—	32	—	32	—	32	—	—	—	—	—	470	470
Inventory purchase price accounting adjustments	—	—	—	—	—	—	—	17	—	17	8	25	11	36
Employee compensation charges	—	—	—	—	—	33	33	18	15	33	8	41	241	282
Site exit and other costs	19	19	38	20	58	109	167	56	39	95	4	99	16	115
Research and development	51	44	95	20	115	142	257	116	354	470	223	693	1,213	1,906

IPRD charge - MyoKardia acquisition	—	—	—	—	—	—	—	—	—	—	—	—	11,438	11,438

Amortization of acquired intangible assets	—	—	—	—	—	1,062	1,062	2,282	2,389	4,671	2,491	7,162	2,526	9,688

Interest expense(a)	—	83	83	166	249	73	322	(41)	(41)	(82)	(40)	(122)	(37)	(159)
Contingent consideration	—	—	—	—	—	523	523	556	(165)	391	(988)	(597)	(1,160)	(1,757)
Royalties and licensing income	—	—	—	(9)	(9)	(15)	(24)	(83)	(18)	(101)	(53)	(154)	(14)	(168)
Equity investment (gains)/losses	(175)	(71)	(246)	261	15	(294)	(279)	339	(818)	(479)	(214)	(693)	(463)	(1,156)
Integration expenses	22	106	128	96	224	191	415	174	166	340	195	535	182	717
Provision for restructuring	12	10	22	10	32	269	301	160	115	275	176	451	79	530
Litigation and other settlements	—	—	—	—	—	75	75	—	—	—	—	—	(239)	(239)
Investment income	—	(54)	(54)	(99)	(153)	(44)	(197)	—	—	—	—	—	—	—
Reversion excise tax	—	—	—	—	—	—	—	76	—	76	—	76	—	76
Divestiture (gains)/losses	—	8	8	(1,179)	(1,171)	3	(1,168)	(16)	9	(7)	1	(6)	(49)	(55)
Pension and postretirement	49	44	93	1,545	1,638	(3)	1,635	—	—	—	—	—	—	—
Acquisition expenses	165	303	468	7	475	182	657	—	—	—	—	—	—	—
Other	—	—	—	—	—	2	2	—	—	—	—	—	—	—
Other (income)/expense, net	73	429	502	798	1,300	962	2,262	1,165	(752)	413	(923)	(510)	(1,701)	(2,211)

Increase to pretax income	137	612	749	840	1,589	2,886	4,475	5,022	2,730	7,752	2,256	10,008	14,392	24,400

Income taxes on items above	(43)	(105)	(148)	(275)	(423)	(264)	(687)	(291)	(3)	(294)	(405)	(699)	(1,034)	(1,733)
Income taxes attributed to Otezla® divestiture	—	—	—	—	—	808	808	—	255	255	11	266	—	266
Income taxes attributed to internal transfer of intangible assets	—	—	—	—	—	—	—	—	853	853	—	853	—	853
Income taxes	(43)	(105)	(148)	(275)	(423)	544	121	(291)	1,105	814	(394)	420	(1,034)	(614)

Increase to net earnings	$94	$507	$601	$565	$1,166	$3,430	$4,596	$4,731	$3,835	$8,566	$1,862	$10,428	$13,358	$23,786
(a)    Includes amortization of purchase price adjustments to Celgene debt.
(b)    Includes Celgene results of operations from November 20, 2019 through December 31, 2019.
(c)    Includes Celgene results of operations for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN GAAP LINE ITEMS TO CERTAIN NON-GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2019							2020
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(c)	2nd Qtr(c)	6 Months(c)	3rd Qtr(c)	9 Months(c)	4th Qtr(c)	Year(c)
Gross Profit	$4,096	$4,301	$8,397	$4,217	$12,614	$5,453	$18,067	$7,119	$7,430	$14,549	$8,038	$22,587	$8,158	$30,745
Specified items(a)	12	139	151	22	173	685	858	1,438	728	2,166	459	2,625	675	3,300
Gross profit excluding specified items	4,108	4,440	8,548	4,239	12,787	6,138	18,925	8,557	8,158	16,715	8,497	25,212	8,833	34,045

Marketing, selling and administrative	1,006	1,076	2,082	1,055	3,137	1,734	4,871	1,606	1,628	3,234	1,706	4,940	2,721	7,661
Specified items(a)	(1)	—	(1)	—	(1)	(35)	(36)	(21)	(11)	(32)	(6)	(38)	(241)	(279)
Marketing, selling and administrative excluding specified items	1,005	1,076	2,081	1,055	3,136	1,699	4,835	1,585	1,617	3,202	1,700	4,902	2,480	7,382

Research and development	1,348	1,325	2,673	1,378	4,051	2,097	6,148	2,372	2,522	4,894	2,499	7,393	3,750	11,143
Specified items(a)	(51)	(44)	(95)	(20)	(115)	(142)	(257)	(116)	(354)	(470)	(223)	(693)	(1,213)	(1,906)
Research and development excluding specified items	1,297	1,281	2,578	1,358	3,936	1,955	5,891	2,256	2,168	4,424	2,276	6,700	2,537	9,237

IPRD charge - MyoKardia acquisition	—	—	—	—	—	—	—	—	—	—	—	—	11,438	11,438
Specified items(a)	—	—	—	—	—	—	—	—	—	—	—	—	(11,438)	(11,438)
IPRD charge - MyoKardia acquisition excluding specified items	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Amortization of acquired intangible assets	24	24	48	25	73	1,062	1,135	2,282	2,389	4,671	2,491	7,162	2,526	9,688
Specified items(a)	—	—	—	—	—	(1,062)	(1,062)	(2,282)	(2,389)	(4,671)	(2,491)	(7,162)	(2,526)	(9,688)
Amortization of acquired intangible assets excluding specified items	24	24	48	25	73	—	73	—	—	—	—	—	—	—

Other (income)/expense, net	(261)	100	(161)	410	249	689	938	1,163	(736)	427	(915)	(488)	(1,826)	(2,314)
Specified items(a)	(73)	(429)	(502)	(798)	(1,300)	(962)	(2,262)	(1,165)	752	(413)	923	510	1,701	2,211
Other (income)/expense, net excluding specified items	(334)	(329)	(663)	(388)	(1,051)	(273)	(1,324)	(2)	16	14	8	22	(125)	(103)
(a)    Refer to the Specified Items schedule for further details.
(b)    Includes Celgene results of operations from November 20, 2019 through December 31, 2019.
(c)    Includes Celgene results of operations for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited, dollars and shares in millions except per share data)

	2019							2020
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(c)	2nd Qtr(c)	6 Months(c)	3rd Qtr(c)	9 Months(c)	4th Qtr(c)	Year(c)
(Loss)/earnings before income taxes	$1,979	$1,776	$3,755	$1,349	$5,104	$(129)	$4,975	$(304)	$1,627	$1,323	$2,257	$3,580	$(10,451)	$(6,871)
Specified items(a)	137	612	749	840	1,589	2,886	4,475	5,022	2,730	7,752	2,256	10,008	14,392	24,400
Earnings before income taxes excluding specified items	2,116	2,388	4,504	2,189	6,693	2,757	9,450	4,718	4,357	9,075	4,513	13,588	3,941	17,529

Provision/(benefit) for income taxes	264	337	601	(17)	584	931	1,515	462	1,707	2,169	379	2,548	(424)	2,124
Income taxes on specified items(a)	43	105	148	275	423	264	687	291	3	294	405	699	1,034	1,733
Income taxes attributed to Otezla® divestiture(a)	—	—	—	—	—	(808)	(808)	—	(255)	(255)	(11)	(266)	—	(266)
Income taxes attributed to internal transfer of intangible assets(a)	—	—	—	—	—	—	—	—	(853)	(853)	—	(853)	—	(853)
Provision for income taxes excluding tax on specified items and income taxes attributed to Otezla® divestiture and internal transfer of intangible assets	307	442	749	258	1,007	387	1,394	753	602	1,355	773	2,128	610	2,738

Noncontrolling Interest	5	7	12	13	25	(4)	21	9	5	14	6	20	—	20
Specified items(a)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Noncontrolling Interest excluding specified items	5	7	12	13	25	(4)	21	9	5	14	6	20	—	20

Net (Loss)/Earnings Attributable to BMS used for Diluted EPS Calculation - GAAP	1,710	1,432	3,142	1,353	4,495	(1,056)	3,439	(775)	(85)	(860)	1,872	1,012	(10,027)	(9,015)
Specified items(a)	94	507	601	565	1,166	3,430	4,596	4,731	3,835	8,566	1,862	10,428	13,358	23,786
Net Earnings Attributable to BMS used for Diluted EPS Calculation excluding specified items - Non-GAAP	1,804	1,939	3,743	1,918	5,661	2,374	8,035	3,956	3,750	7,706	3,734	11,440	3,331	14,771

Weighted-average Common Shares Outstanding - Diluted-GAAP	1,637	1,637	1,637	1,634	1,636	1,918	1,712	2,258	2,263	2,261	2,290	2,295	2,252	2,258
Weighted-average Common Shares Outstanding - Diluted-Non-GAAP	1,637	1,637	1,637	1,634	1,636	1,941	1,712	2,298	2,297	2,298	2,290	2,295	2,286	2,293

Diluted (Loss)/Earnings Per Share - GAAP*	$1.04	$0.87	$1.92	$0.83	$2.75	$(0.55)	$2.01	$(0.34)	$(0.04)	$(0.38)	$0.82	$0.44	$(4.45)	$(3.99)
Diluted Earnings Per Share Attributable to specified items(a)	0.06	0.31	0.37	0.34	0.71	1.77	2.68	2.06	1.67	3.73	0.81	4.54	5.91	10.43
Diluted Earnings Per Share - Non-GAAP*	$1.10	$1.18	$2.29	$1.17	$3.46	$1.22	$4.69	$1.72	$1.63	$3.35	$1.63	$4.98	$1.46	$6.44

Effective Tax Rate	13.3%	19.0%	16.0%	(1.3)%	11.4%	(721.7)%	30.5%	(152.0)%	104.9%	163.9%	16.8%	71.2%	4.1%	(30.9)%
Specified items(a)	1.2%	(0.5)%	0.6%	13.1%	3.6%	735.7%	(15.7)%	168.0%	(91.1)%	(149.0)%	0.3%	(55.5)%	11.4%	46.5%
Effective Tax Rate excluding specified items	14.5%	18.5%	16.6%	11.8%	15.0%	14.0%	14.8%	16.0%	13.8%	14.9%	17.1%	15.7%	15.5%	15.6%
*    Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.
(a)    Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.
(b)    Includes Celgene results from operations from November 20, 2019 through December 31, 2019.
(c)    Includes Celgene results from operations for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019(a)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Cash and cash equivalents	$7,335	$28,404	$30,489	$12,346	$15,817	$19,934	$19,435	$14,546
Marketable debt securities - current	1,429	953	2,053	3,047	2,505	1,724	1,720	1,285
Marketable debt securities - non-current	1,233	994	925	767	651	523	495	433
Cash, cash equivalents and marketable debt securities	9,997	30,351	33,467	16,160	18,973	22,181	21,650	16,264

Short-term debt obligations	(381)	(545)	(569)	(3,346)	(3,862)	(4,819)	(3,585)	(2,340)
Long-term debt	(5,635)	(24,433)	(24,390)	(43,387)	(42,844)	(41,853)	(41,364)	(48,336)
Net (debt)/cash position	$3,981	$5,373	$8,508	$(30,573)	$(27,733)	$(24,491)	$(23,299)	$(34,412)
(a)    Includes Celgene balances as of December 31, 2019.

BRISTOL-MYERS SQUIBB COMPANY
2021 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2021
	Pre-tax	Tax	After-tax
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP			$3.12 to $3.32

Projected Specified Items:
Purchase price accounting adjustments(a)	4.53	0.42	4.11
Acquisition, restructuring and integration expenses(b)	0.31	0.07	0.24
Contingent consideration	(0.23)	—	(0.23)
Research and development license and asset acquisition charges	0.16	0.03	0.13
Other	(0.03)	(0.01)	(0.02)
Total	4.74	0.51	4.23

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP			$7.35 to $7.55
(a)    Includes amortization of acquired intangible assets, unwind of inventory fair value adjustments and amortization of fair value adjustments of debt assumed from Celgene.
(b)    Includes acquisition-related restructuring and integration expenses recognized primarily in Other (income)/expense, net.

The following table summarizes the company's 2021 financial guidance:

Line item	GAAP	Non-GAAP

Revenues	Increasing high-single digits	Increasing high-single digits

Gross margin as a percent of revenue	Approximately 80.5%	Approximately 80.5%

Marketing, selling and administrative expense	In line with 2020	Increasing low-single digits

Research and development expense	Decreasing high-single digits	Increasing mid-single digits

Effective tax rate	Approximately 22%	Approximately 16%

The GAAP financial results for the full year of 2021 will include specified items, including purchase price accounting adjustments, acquisition and integration expenses, charges associated with restructuring, downsizing and streamlining worldwide operations, research and development license and asset acquisition charges, divestiture gains or losses, stock compensation resulting from accelerated vesting of Celgene awards, certain retention-related employee compensation charges related to the Celgene transaction and equity investment and contingent value rights fair value adjustments, among other items. The 2021 financial guidance excludes the impact of any potential future strategic acquisitions and divestitures and any specified items that have not yet been identified and quantified. For a fuller discussion of items that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol Myers Squibb Reports Fourth Quarter and Full-Year Financial Results for 2020 on February 4, 2021, including “2021 Financial Guidance” and “Use of non-GAAP Financial Information” therein.